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                                                                    EXHIBIT 10.8

                      AMENDMENT NO. 3 TO RIGHTS AGREEMENT

     THIS AMENDMENT NO. 3 TO RIGHTS AGREEMENT (the "Amendment") is made and entered into as of this 24th day of May, 2001, between AVIATION SALES COMPANY, a Delaware corporation (the "Company"), and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Rights Agent (the "Rights Agent").

     WHEREAS, the Company and the Rights Agent are parties to a Rights Agreement dated as of November 1, 1999, Amendment No. 1 to Rights Agreement dated as of March 14, 2000 and Amendment No. 2 to Rights Agreement dated as of December 4, 2000 (collectively, the "Rights Agreement"); and

     WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of the Rights Agreement in any respect without the approval of the holders of the Rights (as defined in the Rights Agreement);

     NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

     1. Amendment of Section 1(aa). Section 1(aa) of the Rights Agreement is hereby amended and restated in its entirety to read as follows:

     "'Significant Holder' shall refer to each of (i) Robert Alpert and any Affiliate or Associate thereof (collectively, "Alpert"), for so long as Alpert is the Beneficial Owner of no more than 25% of the issued and outstanding Common Stock, and (ii) LJH, Corporation, a Texas corporation ("LJH"), for so long as Lacy J. Harber shall beneficially own 100% of the capital stock of LJH, Lacy J. Harber and any Affiliate or Associate thereof (including, without limitation and solely for purposes of this Agreement, Roy T. Rimmer and any Affiliate or Associate thereof) (collectively, "Harber"), for so long as Harber is the Beneficial Owner of no more than 35% of the issued and outstanding Common Stock; provided, however, that shares of Common Stock beneficially owned by Roy T. Rimmer solely through the grant of stock options (or upon the exercise thereof) by the Company to Roy T. Rimmer as a member of the board of directors of the Company shall be excluded from the calculation of such percentage; provided, further, that at the time the Agreement, dated as of March 10, 2000, by and among the Company, Lacy J. Harber and LJH, is terminated or expires in accordance with the terms thereof, Harber shall thereupon, and without any further action whatsoever, no longer be a "Significant Holder" for purposes of this Agreement."

     2. Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     3. Execution in Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.
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     4. Governing Law. This Amendment shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

     5. Effectiveness. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.


                            [SIGNATURE PAGE FOLLOWS]
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                    AVIATION SALES COMPANY


                                    By: /s/ Dale S. Baker
                                        ------------------------------------
                                    Name: Dale S. Baker
                                    Title: Chairman of the Board and CEO

                                    CONTINENTAL STOCK TRANSFER & TRUST COMPANY,
                                    Rights Agent


                                    By: /s/ Roger Bernhammer
                                        ------------------------------------
                                    Name:  Roger Bernhammer
                                         -----------------------------------
                                    Title:  Vice President
                                           ---------------------------------